Exhibit 99.1

Independent Accountant’s Report

Board of Directors and Management

Island CEF, LLC

Melville, New York

and

Wells Fargo Securities, LLC

Charlotte, North Carolina

We have performed the procedures enumerated below on certain records and transactions of Island CEF, LLC (referred to herein as the “Company” or “Responsible Party”) for the purpose of the Responsible Party, and Wells Fargo Securities, LLC (together with the Company, referred herein as the “Specified Parties”) in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment receivable-backed notes issued by Gordon Brothers Equipment Finance 2026-1 LLC in accordance with the confidential Preliminary Offering Memorandum dated on or around July 15, 2026. The Company’s management, is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment receivable-backed notes issued by Gordon Brothers Equipment Finance 2026-1 LLC in accordance with the confidential Preliminary Offering Memorandum. The Responsible Party is responsible for the computer-generated Loan Data File accurately representing the information included in the underlying asset documents and the disclosed assumptions and methodologies.

The Company has agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment receivable-backed notes issued by Gordon Brothers Equipment Finance 2026-1 LLC in accordance with the confidential Preliminary Offering Memorandum dated on or around July 15, 2026. Additionally, Wells Fargo Securities, LLC has agreed to and acknowledged that the procedures performed are appropriate to meet their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of this report and may not meet the needs of all of the users of this report, and as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.

Consequently, we make no representation regarding the appropriateness of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and associated findings are as follows:

Agreed-Upon Procedures and Findings For the purposes of this report:

i.	The computer-generated Loan Data File provided in a standard Microsoft Excel format containing information related to the proposed transaction shall be herein referred to as the “Loan Data File.”

ii.	The fields in the Loan Data File shall be herein referred to as “Specified Attributes.”

iii.

The term “Contract” means master lease agreement, equipment schedule, payment schedule, loan and security agreement, non-recourse promissory note, master sale and assignment agreement, guaranty, amendment(s) or other related documents.

iv.

The term “Contract File” means any file containing the Contract, electronic image of the master lease agreement, equipment schedule, payment schedule, loan and security agreement, non-recourse promissory note, master sale and assignment agreement, guaranty, amendment(s) or other related documents and certain printed screenshots from the Company’s servicing system.

v.	The term “Obligor” means borrower(s)/lessee(s) stated on the respective Contracts.

vi.	The term “Obligor Group” means the Obligor along with any guarantor(s) on the respective Contracts.

vii.	The Contract File and Contract shall be herein referred to as “Source Documents.”

On May 20, 2026, the Specified Parties provided us with a Loan Data File with a cutoff date of April 30, 2026, consisting of 451 individual loans and leases (the “April Loan Data File”) herein referred to as “Underlying Assets” that management represented was the entire population of Underlying Assets in the proposed transaction. At the Specified Parties’ request, we performed the agreed-upon procedures as outlined in the engagement letter dated May 8, 2026, on a judgmentally selected sample of 50 individual Underlying Assets. From May 29, 2026 to June 12, 2026, we were provided with the source documents referenced in Exhibit A related to the respective 50 individual Underlying Assets.

For the sample, we inspected the presence of an electronic copy of the signed Contract or electronic documentation in the case of Contracts using electronic contracts.

We identified no exceptions in our procedures outlined above.

For the sample, we compared the Specified Attributes 1. through 9. outlined in Exhibit A and as presented in the April Loan Data File to the corresponding source documents outlined in Exhibit A.

In performing these comparisons, we applied the following tolerances as instructed by the Specified Parties:

•	Amount Financed, Current Payment Amount: +/- $5.00

•	Active Date: +/- 30 days

With respect to Specified Attribute 1., the Specified Parties informed us that there may be abbreviated names, differences due to name variations or misspelled names. The Specified Parties agreed that such instances were deemed acceptable and not reported as exceptions.

We noted the following exceptions in our comparison:

Exception Description Number	Exception Description

1	Of the 50 accounts selected, the Customer State per the April Loan Data File was California while the Customer State per the Contract Files was Texas for one account (or 2.00% of the sample).

2	Of the 50 accounts selected, the Original Term per the April Loan Data File was 48 months while the Original Term per the Contract Files was 37 months for one account (or 2.00% of the sample).

For the sample, we recalculated the Maturity Date (Specified Attribute 10.) by taking the Commencement Date per Contract File and adding the number of months of the Original Term, unless the account has the first payment date on the Commencement Date, in which case we recalculated the Maturity Date by taking the Commencement Date per the Contract File and adding the number of months of the Original Term and subtracting one month, or unless the account has payments due in advance, in which case we recalculated the Maturity Date by taking the Commencement Date per the Contract File and adding one month, and compared this recalculation to the April Loan Data File.

In performing these recalculations and comparisons, we applied the following tolerances as instructed by the Specified Parties:

•	Maturity Date: +/- 30 days

We identified no exceptions in our procedures outlined above.

For the sample, we recalculated the current remaining term (Specified Attribute 11.) by counting the number of months from April 30, 2026 to the Maturity Date on the Contract File and we compared this calculation to the April Loan Data File. We identified no exceptions in our procedures outlined above.

We did not perform any procedures with respect to the Specified Attributes relating to Underlying Assets as set forth in Exhibit B.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to and did not conduct an examination or a review engagement, the objective of which would be the expression of an opinion or conclusion, respectively, on certain records and transactions of the Responsible Party for the purpose of assisting the Specified Parties in comparing specified attributes to source documents as listed in Exhibit A in connection with the issuance of equipment receivable-backed notes issued by Gordon Brothers Equipment Finance 2026-1 LLC in accordance with the confidential Preliminary Offering Memorandum. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

Our agreed-upon procedures engagement was not conducted for the purpose of the following:

•

Addressing the completeness, accuracy, appropriateness, quality or integrity of any of the information provided to us for the purposes of performing the procedures agreed to by the Specified Parties. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

•	Addressing the conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements.

•	Addressing the value of collateral securing the assets being securitized.

•	Addressing the physical existence or ownership of the assets being securitized.

•	Addressing the compliance of the originator of the assets with federal, state, and local laws and regulations.

•	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

•

Addressing any other factor or characteristic of the assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

•	Forming any conclusions.

•	Addressing the fair value of the notes or any other disclosures relating to the notes being offered in the proposed transaction.

•	Substantiating compliance with Rule 15Ga-2 of the Securities Exchange Act of 1934, including any legal interpretation as to the sufficiency of the procedures performed.

•	Any other terms or requirements of the transaction that do not appear in the report.

Accordingly, we do not provide any assurance on such information.

We are required to be independent of the Responsible Party and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

This report is intended solely for the information and use of Island CEF, LLC and the Specified Parties, and is not intended to be, and should not be, used by anyone other than those parties, including investors and rating agencies, who are not identified as parties above but who may have access to this report as required by law or regulation.

/s/ RSM US LLP

Raleigh, North Carolina
July 8, 2026

Exhibit A

Specified Attributes and Source Documents

Number	Specified Attribute	Source Document(s)
1	Obligor Name	Contract and Contract File

2	Obligor Group Name (Source)	Contract and Contract File

3	Lease/Loan Type (Contract Type and Lease Type)	Contract and Contract File

4	Active Date (Commencement Date)	Contract and Contract File

5	Original Term (Term)	Contract and Contract File

6	Amount Financed	Contract and Contract File

7	Current Payment Amount (Payment Amount)	Contract and Contract File

8	Billing Cycle (Pay Frequency)	Contract and Contract File

9	Customer State	Contract and Contract File

10	Maturity Date	Recalculation Based on Contract and Contract File

11	Remaining Term	Recalculation Based on Contract and Contract File

Exhibit B

Specified Attributes Not Subject to Procedures

Below is a list of additional Specified Attributes included in the April Loan Data File. These Specified Attributes were not subject to any procedures as outlined in the engagement letter dated May 8, 2026.

Specified Attribute
Contract ID
Original Equipment Cost
First Payment Due Date
Paid Thru
Guaranteed Residual Value/Balloon
Unguaranteed Residual Value
NAICS
Industry Class
Asset Class
Customer Rate
Variable Rate
Risk rating
Facility Score
Advance payment/Security Deposit (Y/N)
Advance payment/Security Deposit ($)
Aging Bucket
Past due date
Days past due
Nonaccrual flag
Insolvency Flag
Extended or Modified Flag
Extended or Modified Date
Charge Off Flag
Charge Off Date
Prefunded Flag
Minimum Lease Payments
Unearned Income
Wells Net Principal/Net investment 3rd Party Origination Fees/Costs
DK Principal/Net Investment
Lessor
Funding Source
Buy Rate
COF
Spread
Origination Fee
Term>60
Term>84
Delinquent Receivable

Specified Attribute
Default Receivable
Customer Country
First Payment Received Date
GB Affiliate/Related Party
First Payment Default
Obligor Affiliates
Eligible
Titled Asset (Y/N)
Accrued Interest
JV Purchase Date
Purchase Agreement #
WTNA Certification Date
Perfect Pay Flag
Purchase Price
Calculated Term
Ineligible NAICS
Holdback
Prefunded > 120